Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct

(the “Fund”)

Supplement to the Fund’s Prospectus
Dated February 27, 2026, As Supplemented to Date

October 1, 2026

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund over an approximately six-month period (the “Outcome Period”). The prior Outcome Period ended on September 30, 2026, and the Fund has commenced a new Outcome Period that began on October 1, 2026, and will end on March 31, 2027. An investment in the Fund over the course of the Outcome Period will be subject to the Cap set forth in the table below.

Fund	Ticker	Cap	Investment Objective
Innovator Equity Defined Protection ETF® – 6 Mo Apr/Oct	APOC	Gross: 4.26% Net: 3.86%*	The Fund seeks to provide investors with returns that match the upside return of the Underlying ETF, up to the upside cap of 4.26% (prior to taking into account management fees and other fees) while providing a buffer against 100% of Underlying ETF losses (prior to taking into account management fees and other fees), over the period from October 1, 2026 to March 31, 2027.

* Takes into account the Fund’s unitary management fee for the Outcome Period.

In connection with the onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to the new Outcome Period: October 1, 2026 to March 31, 2027.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference

FNINNAPOCSTK 09-26